SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 15, 2004

Cherokee International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50593	95-4745032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2841 Dow Avenue Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (714) 544-6665

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.

(c)                          Exhibits.

99.1                     Press Release dated July 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INTERNATIONAL CORPORATION

Date: July 15, 2004	By:	/s/ Van Holland
Name: Van Holland
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 15, 2004, issued by Cherokee International Corporation